UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 28, 2007
Dycom Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-5423	59-1277135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11770 US Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.
On August 28, 2007, Dycom issued a press release announcing its financial results for its fourth fiscal quarter and year ended July 28, 2007. Dycom also provided guidance for the next fiscal quarter. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.
On August 29, 2007 Dycom held a conference call to review the results of its fourth fiscal quarter ended July 28, 2007 and to address its outlook. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.
Item 8.01. Other Events.
On August 28, 2007, Dycom issued a press release announcing its Board of Directors had authorized the repurchase of up to $15 million of its common stock. The stock repurchases are authorized to be made over the next eighteen months in open market or private transactions. A copy of the press release is attached as Exhibit 99.3 and is incorporated in its entirety by reference herein.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     None.
(c) Exhibits.

Exhibit No.	Description
99.1	Press release of Dycom Industries, Inc. issued on August 28, 2007 announcing its financial results for its fourth fiscal quarter and year ended July 28, 2007.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fourth fiscal quarter ended July 28, 2007 and address its outlook, which took place on August 29, 2007.

99.3	Press Release of Dycom Industries, Inc. issued on August 28, 2007 announcing the authorization of the repurchase of up to $15 million of the Company’s common stock.

     The information disclosed pursuant to Item 2.02 “Results of Operations and Financial Condition” in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: August 30, 2007	By:	/s/ Richard L. Dunn
Richard L. Dunn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Dycom Industries, Inc. issued on August 28, 2007 announcing its financial results for its fourth fiscal quarter and year ended July 28, 2007.

99.2	Transcript of Dycom Industries, Inc. conference call to review the results of its fourth fiscal quarter ended July 28, 2007 and address its outlook, which took place on August 29, 2007.

99.3	Press Release of Dycom Industries, Inc. issued on August 28, 2007 announcing the authorization of the repurchase of up to $15 million of the Company’s common stock.

5